U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 23, 2002



                             NATIONAL SORBENTS, INC.
 ------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                     000-28509                   31-1291923
------------------------        -------------------        ---------------------
(State of Incorporation)        Commission File No.          (IRS Employer
                                                            Identification No.)



   10139 Commerce Park Dr., Cincinnati, OH                         45246
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,(   513     )     860       -        4144
                               -----------  -------------    ---------------




                     (Registrant's former name and address)

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the registrant states:

(a)(1) On September 17, 2002, the Registrant's certifying accountant, Clark, Schaefer, Hackett & Co. notified the Company that it declined to stand for re-election. Clark, Schaefer, Hackett & Co. has just completed its audit work for the years ending December 31, 2000 and 2001.

         (i) The Company has not located a replacement certifying accounting firm at this time, however, a search is in process.

         (ii) The financial statements reported on by Clark, Schaefer, Hackett & Co. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Clark, Schaefer, Hackett & Co. did issue a going concern opinion which appears in Note 3 of the Company's financial statements which are a part of the Forms 10-KSB Annual Report for the years ending December 31, 2000 and 2001;

         (iii) The decision to engage replacement accountants will be approved by the Registrant's Board of Directors at some time in the near future; and

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

                  (B)      Not applicable;

                  (C)      Not applicable;

                  (D)      Not applicable; and

                  (E)      Not applicable.

         (2)      We have not engaged a replacement certifying accountant yet.

                  (i)      Not applicable.

                  (ii)     Not applicable.

         (3) The Registrant has provided to Clark, Schaefer, Hackett & Co., its former accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Clark, Schaefer, Hackett & Co., addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)      Not applicable.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         National Sorbents, Inc.
Dated: September 23, 2002

                                                          /s/ Daniel B. Jones
                                                         -----------------------
                                                         By: Daniel B. Jones
                                                         Title: President